Exhibit 10.55

AMENDMENT NO. 2 TO

AMENDED AND RESTATED AGREEMENT FOR DELIVERY OF SERVICE

This Amendment No. 2 to Amended and Restated Agreement for Delivery of Service (“Amendment 2”) is entered into this 17th day of December 2004, by and between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. (“Customer”). This Amendment 2 modifies that certain Amended and Restated Agreement for Delivery of Services between Customer and Level 3 dated April 17, 2000 (as amended, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

Recitals

WHEREAS, Level 3 has entered into an agreement with [****] pursuant to which Level 3 acquired certain assets and operations of [****] associated with its dial-up internet access business.

WHEREAS, Customer has an existing contract with [****] that is set to expire on December 31, 2004, pursuant to which Customer purchases from [****] managed modem ports in the locations described in Exhibit A attached hereto (the “Sprint Ports”). Customer desires to continue use of the [****] Ports after December 31, 2004, and Level 3 desires to supply Customer with the use of the [****] Ports after December 31, 2004, all pursuant to the terms of this Amendment 2.

WHEREAS, Level 3 will enter into a separate agreement with [****] for its use or resale of the [****] Ports after December 31, 2004.

WHEREAS, Customer desires to order and Level 3 desires to supply Customer with certain additional ports in the locations described in Exhibit B attached hereto (the “Additional Ports”), to be delivered pursuant to the terms of this Amendment 2.

NOW, THEREFORE, the parties agree as follows:

1.        Commitment to Purchase.    Customer hereby commits to purchase the [****] Ports from Level 3 for the period commencing on January 1, 2005 and continuing through December 31, 2005 (the “Amendment Term”). In addition, Customer hereby orders, and Level 3 hereby agrees to provide, the additional ports in the locations described in Exhibit B attached hereto (the “Additional Ports”). Such Additional Ports shall be delivered in accordance with Section 1.2 of the Agreement and Customer shall maintain the Additional Ports through end of the Amendment Term. Customer’s commitment to purchase the [****] Ports and the Additional Ports shall be incremental to the Port Commitment set forth in the Agreement. For all [****] Ports and Additional Ports set forth in Exhibits A and B, Level 3 shall maintain and enable the existing access numbers for the corresponding port location, Level 3 shall provision the Additional Ports no later than May 31, 2005.

2.        Port Migration Period.    Level 3 shall use reasonable good faith efforts to migrate the [****] Ports from [****] network to the Level 3 network by May 31, 2005. Once a [****] Port has been migrated, Level 3 shall provide written notice to Customer. With respect to each [****] Port, the “Port Migration Period” shall mean the period of time commencing on January 1, 2005 and ending on the last to occur of (a) March 31, 2005, or (b) date that Level 3 completes migration of such Sprint Port to the Level 3 network, provided that in no event shall such date be later than May 31, 2004.

3.        Migration Period Terms.    During the Port Migration Period:

  a.        the monthly Port Charge for each Sprint Port shall be [****] (which charge shall be assessed for the full month if, with respect to a Sprint Port, the Migration Period has not ended as of the first day of that month); and

  b.        the Parties acknowledge that certain terms set forth in Exhibit B (Scope of Services) and Exhibit C (Specifications) to the Agreement may not apply to the [****] Ports. In such case, Level 3 will manage the [****] Ports in accordance with high professional standards used in well-managed operations performing services similar to the services provided to ports on the Level 3 network.

At all times after January 1, 2005, Exhibit D to the Agreement shall apply to Level 3’s delivery of the [****] Ports.

4.        Inapplicable Provisions.    After the expiration of the Port Migration Period and during the balance of the Amendment Term, the provisions of the Agreement shall apply to the delivery of the [****] Ports and the Additional Ports, except that:

  a.        Section 1.1(b) of the Agreement (decommissioning rights) shall not apply to the [****] Ports or the Additional Ports, and the [****] Ports and Additional Ports shall not be included in Level 3’s overall port count for purposes of determining the extent of Customer’s decommissioning rights respecting other Ports purchased by Customer under the Agreement;

  b.        Section 2.2 of the Agreement (reductions in prices) shall not apply to the [****] Ports or the Additional Ports; and

  c.        Section 8.3 of the Agreement (portability) shall not apply to the [****] Ports or the Additional Ports.

5.        Port Charges.    After the Port Migration Period and through the end of the Amendment Term, the monthly Port Charge for each [****] Port shall be [****]. Upon Level 3’s delivery and AOL’s acceptance of the Additional Ports (which may occur during the Port Migration Period) and extending through the end of the Amendment Term, the monthly Port Charge for each Additional Port shall be [****].

6.        Expiration of [****] Port Term.    In the event that Customer desires to continue to purchase the [****] Ports or the Additional Ports from Level 3 after expiration of the Amendment Term, then the terms, conditions and pricing for the [****] Ports and the Additional Ports shall be the terms then in existence with respect to the other Ports purchased by Customer under the Agreement.

7.        Other Provisions Unaffected; Priority.    The balance of the provisions contained in the Agreement shall remain in full force and effect. In case of a conflict between this Amendment 2 and the Agreement, the terms of this Amendment 2 shall prevail.

AMERICA ONLINE, INC. (“Customer”)		LEVEL 3 COMMUNICATIONS, LLC (“Level 3”)

By:	/s/ Frank Ambrose	By:

Title:	Vice President	Title:	SVP

Exhibit A

[****] Ports

[****]

Exhibit B

Additional Ports

[****]

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